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                                                                     EXHIBIT 4.3

See Legends On Reverse Side

        NUMBER                                      SHARES
         -XX-                                        -XX-

                 Series K Perpetual Non-Cumulative Floating Rate Preferred Stock

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                             WASHINGTON MUTUAL, INC.

      THIS CERTIFIES THAT * * * * * * * * SPECIMEN * * * * * * * * is the owner of * * * * * * * * * * * *, fully paid and non-assessable shares of Series K Perpetual Non-Cumulative Floating Rate Preferred Stock, no par value, of Washington Mutual, Inc. transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

____________________________                    Countersigned and Registered
Secretary                                       Mellon Investor Services LLC
                                                Transfer Agent and Registrar

____________________________
Chief Executive Officer

                                                By: ____________________________
                                                Authorized Signature
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UPON WRITTEN REQUEST TO THE SECRETARY, THE COMPANY WILL FURNISH THE HOLDER OF
THIS CERTIFICATE WITHOUT CHARGE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OR SERIES OF AUTHORIZED STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS OF A DEPOSIT AGREEMENT AMONG WASHINGTON MUTUAL, INC., MELLON INVESTOR SERVICES LLC, AS DEPOSITARY, MELLON INVESTOR SERVICES LLC, AS REGISTRAR, AND HOLDERS FROM TIME TO TIME OF THE RECEIPTS EVIDENCING THE DEPOSITARY SHARES DESCRIBED THEREIN, DATED AS OF SEPTEMBER___, 2006. A COPY OF SUCH DEPOSIT AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

REQUESTS TO THE SECRETARY SHOULD BE ADDRESSED TO THE FOLLOWING ADDRESS:

        PRIOR TO OCTOBER 6, 2006, TO:
        CORPORATE SECRETARY
        WASHINGTON MUTUAL, INC.
        1201 THIRD AVE. WMT 1706
        SEATTLE, WA 98101

        ON OR AFTER OCTOBER 6, 2006, TO:
        CORPORATE SECRETARY
        WASHINGTON MUTUAL, INC.
        1301 SECOND AVE. WMC 3601
        SEATTLE, WA 98101

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

  TEN COM  -  as tenants          UNIF GIFT MIN ACT -_______________________
              in common
  TEN ENT  -  as tenants
              by the entireties     Custodian________________________________
  JT TEN   -  as joint tenants
              with right of         (Minor) under Uniform Gifts to Minors Act
              survivorship
              and not as           ____________________________________(State)
              tenants in common    UNIF TRF MIN ACT -_________________________
                                    Custodian_________________________________
                                    (Minor) under Uniform Transfer to Minors
                                     Act________________________________(State)

                                                  PLEASE INSERT SOCIAL SECURITY
                                                  OR OTHER IDENTIFYING NUMBER
                                                   OF ASSIGNEE [_______________]

For value received, the undersigned hereby sells, assigns and transfers unto
______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE _________________________________________________________________________Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints __________________________________________________________Attorney to
transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated,______________________

                                        ________________________________________

                                        ________________________________________

                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the certificate in every particular
                                             without alteration or enlargement,
                                             or any change whatever.

Signature(s) Guaranteed:

By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNITON WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15